AMENDMENT NO. 1 TO ADMINISTRATIVE SERVICES AGREEMENT

     AMENDMENT NO. 1 TO ADMINISTRATIVE SERVICES AGREEMENT dated as of February 5, 2003 between ML-LEE ACQUISITION FUND II, L.P., a Delaware limited partnership (the "Fund"), and ML FUND ADMINISTRATORS INC., a Delaware corporation ("MLFAI").

                        W I T N E S S E T H :
                        - - - - - - - - - -

         WHEREAS, the Fund and MLFAI entered into that certain Administrative Services Agreement, dated as of November 10, 1989 (the "Agreement");

         WHEREAS, ML-Lee Acquisition Fund (Retirement Accounts) II, L.P., a business development company with the same investment objectives as, and under common control with, the Fund, has similarly retained MLFAI to provide certain administrative services to the Fund;

         WHEREAS, the parties desire to amend the Agreement in certain respects in order to adjust the compensation of MLFAI;

         NOW, THEREFORE, in consideration of the premises and subject to the terms and conditions set forth herein, the parties hereto agree as follows:

         1. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

         2. Effective as of January 1, 2003, the annual Fund Administration Fee payable by the Fund to MLFAI pursuant to the first sentence of Section 4 of the Agreement shall be the product of $200,000.00 and the Allocation Fraction.

         3. MLFAI acknowledges that the Fund is in dissolution. Notwithstanding such dissolution and the provisions of Section 7(d) of the Agreement, the parties hereto agree, except as modified herein, that the Agreement shall remain in full force and effect.



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      IN WITNESS WHEREOF, the Fund and MLFAI have caused this Amendment No. 1 to Administrative Services Agreement to be duly executed as of the date first above written by their respective officers and representatives.

                                ML-LEE ACQUISITION FUND II, L.P.
                                By  Mezzanine Investments II, L.P.
                                Managing General Partner
                                By  ML Mezzanine II Inc., its General Partner



                                By: /s/ James V. Bruno
                                -----------------
                                Name:  James V. Bruno
                                Title:    Vice President



                                ML FUND ADMINISTRATORS INC.


                                By: /s/ James V. Bruno
                                ------------------
                                Name:  James V. Bruno
                                Title: Vice President